Exhibit 10.6
NEWPARK RESOURCES, INC.
U.S. EXECUTIVE SEVERANCE PLAN
PARTICIPATION AGREEMENT
This Participation Agreement (this “Agreement”) is entered into by and between Newpark Resources, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Participant”), effective as of the date set forth below, pursuant to the Newpark Resources, Inc. U.S. Executive Severance Plan, adopted effective as of August 11, 2020, as it may be amended from time to time (the “Plan”), in accordance with the terms and conditions of the Plan. Capitalized terms not defined in this Agreement shall have the meaning ascribed to them in the Plan.
In accordance with Section 3.1 of the Plan and subject to the timely execution and return of this Agreement to [Title/Name], the Participant is designated a [Tier 1][Tier 2][Tier 3] Participant under the Plan.
The Participant agrees that the terms and conditions of the Plan and this Agreement will govern the Participant’s eligibility for any Severance Benefits provided under the Plan, and the Participant further acknowledges and agrees that:
1.The Participant has received a copy of the Plan and has read and understood all of the terms and conditions of the Plan.
2.The payment or receipt of any Severance Benefits is contingent upon, and subject to, the Participant’s execution and timely delivery to the Company (or its designee) of an effective and unrevoked waiver and release (in the form provided by the Company) of claims against the Company and other related parties.
3.In exchange for the Company’s provision of confidential information, as well as participation in the Plan and the potential payment or receipt of any Severance Benefits, the Participant agrees to enter into, and will comply with, all of the restrictive covenants (the “Covenants”) set forth in the agreements attached as Appendix A and Appendix B to this Agreement. The Participant agrees that the Covenants will be binding and the Participant will comply with the Covenants even if the Participant does not receive Severance Benefits under the Plan due to the Plan’s limitations on the duplication of benefits in Section 3.1 If the Committee (or its delegate) determines that the Participant has breached any of the Covenants, all remedies available under the Plan and by law shall be available to the Company, which may include Participant’s forfeiture or reimbursement of all or a portion of the Severance Benefits subject to this Agreement.
4.In the event it shall be determined that any Payment (as defined in Section 4.4 of the Plan, whether or not payable pursuant to the terms of the Plan) would be subject to the Excise Tax (as defined in Section 4.4 of the Plan), then the provisions of Section 4.4 of the Plan shall apply with respect to all Payments.
The Plan and this Agreement are governed in all respects, including as to validity, interpretation and effect, by the internal laws of the State of Texas, without regard to any choice of law principles that would result in the application of the laws of another jurisdiction, except to the extent preempted by U.S. federal law. If any dispute arises with respect to any action, suit or other legal proceeding pertaining to the Plan or to the interpretation of or enforcement of the Participant’s rights under the Plan, the Company and the Participant:
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(i)    agree that exclusive jurisdiction for any such suit, action or legal proceeding is the federal or state courts situated in Houston, Harris County, Texas;
(ii)    consent to the jurisdiction of each such court in any such suit, action or legal proceeding and will comply with all requirements necessary to give such court jurisdiction;
(iii)    waive any objection either may have to the laying of venue of any such suit, action or legal proceeding in any of such court; and
(iv)    waive all rights to a trial by jury.
Participation in the Plan and entering into this Agreement does not (x) create a contract of employment or provide for continuation of employment with the Company or any of its subsidiaries or other affiliates or (y) preclude the termination of the Participant’s employment at any time by the Company or, if applicable, any of its subsidiaries or other affiliates.
The Participant agrees and acknowledges that this Agreement and the Plan contain the entire understanding of the Participant and the Company with respect to Severance Benefits provided under the Plan and that this Agreement supersedes and replaces any prior Participation Agreement (and any other prior or contemporaneous written or oral agreements or promises with respect to the Plan).

NEWPARK RESOURCES, INC.

By:
Name:
Title:

PARTICIPANT

Name:
Date:

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APPENDIX A
ANCILLARY LOUISIANA UNFAIR COMPETITION, CONFIDENTIALITY AND
NON-COMPETITION AGREEMENT
THIS LOUISIANA UNFAIR COMPETITION, CONFIDENTIALITY AND NON-COMPETITION AGREEMENT (this “Ancillary Agreement”) effective as of the date of the Participation Agreement is made by the undersigned (“Employee”) and Newpark Resources, Inc. (the “Company”).
RECITALS:
WHEREAS, Employee has been designated as a participant in the Newpark Resources, Inc. Severance Plan (the “Plan”); and
NOW, THEREFORE, in consideration of Employee’s participation in the Plan and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee and the Company hereby covenant and agree as follows:
1.    Definitions. Each capitalized term not defined herein shall have the meaning assigned to that term in the Plan.
2.    Confidentiality. Employee acknowledges that in the course of his or her relationship with the Company and its related entities Newpark Drilling Fluids, Newpark Mats and Integrated Services, Newpark Canada, and other affiliates (the “Related Entities” or referred to collectively with Newpark Resources as the “Company”) he or she will in the future receive certain trade secrets, programs, lists of customers and other confidential or proprietary information and knowledge concerning the business of the Company and its Related Entities (hereinafter collective referred to as “Confidential Information”) which the Company desires to protect. Employee understands that the information is confidential and he or she agrees not to reveal the Confidential Information to anyone outside the Company so long as the confidential or secret nature of the Confidential Information shall continue, other than such disclosure as authorized by the Company or is made to a person transacting business with the Company who has reasonable need for such Confidential Information. Employee further agrees that he or she will at no time use the Confidential Information for or on behalf of any person other than the Company for any purpose. Employee further agrees to comply with the confidentiality and other provisions set forth in this Agreement, the terms of which are supplemental to any statutory or fiduciary or other obligations relating to these matters. On the termination of employment, Employee shall surrender to the Company all papers, documents, writings and other property produced by him or her or coming into his or her possession by or through his or her relationship with the Company or relating to the Confidential Information and Employee agrees that all such materials will at all times remain the property of the Company.
3.    Specific Covenants.
(a)    Agreement. The terms of this Agreement constitute Confidential Information, which Employee shall not disclose to anyone other than his or her spouse, attorney, accountant, or as may be required by the Company or by law.
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(b)    Company Property. All written materials, customer or other lists or data bases, records, data, and other documents prepared or possessed by Employee during Employee’s employment with the Company are the Company’s property. All information, ideas, concepts, improvements, discoveries, and inventions that are conceived, made, developed, or acquired by Employee individually or in conjunction with others during Employee’s employment (whether during business hours and whether on the Company’s premises or otherwise) which relate to the Company’s business, products, or services are the Company’s sole and exclusive property. All memoranda, notes, records, files, correspondence, drawings, manuals, models, specifications, computer programs, maps, and all other documents, data, or materials of any type embodying such information, ideas, concepts, recipes, inventory, prices, improvements, discoveries, and inventions are the Company’s property. At the termination of Employee’s employment with the Company for any reason, Employee shall return all of the Company’s documents, data, or other Company Property to the Company. Included in the above are all such data that Employee had access to, over, or possessed. The Company desires by this Agreement to protect its economic investment in its current and future operations and business.
(c)    Confidential Information; Non-Disclosure. Employee acknowledges and stipulates that the business of the Company is highly competitive, cost and price sensitive, and that he or she in connection with his or her work and job have had access to Confidential Information relating to the Company’s businesses and their methods and operations. For purposes of this Agreement, “Confidential Information” means and includes the Company’s confidential and/or proprietary information and/or trade secrets that have been developed or used and/or will be developed and that cannot be obtained readily by third parties from outside sources. Confidential Information includes, by way of example and without limitation, the following information regarding customers, employees, contractors, its operations and its markets and the industry not generally known to the public; strategies, methods, books, records, and documents; recipes, technical information concerning products, equipment, services, and processes; procurement procedures and pricing techniques; the names of and other information concerning customers and those being solicited to be customers, investors, and business relations (such as contact name, service provided, pricing for that customer, type and amount of product used, credit and financial data, and/or other information relating to the Company’s relationship with that customer); pricing strategies and price curves; positions, plans, and strategies for expansion or acquisitions; budgets; customer lists; research; financial and sales data; raw materials purchasing or trading methodologies and terms; evaluations, opinions, and interpretations of information and data; marketing and merchandising techniques; prospective customers’ names and locations; grids and maps; electronic databases; models; specifications; computer programs; internal business records; contracts benefiting or obligating the Company; bids or proposals submitted to any third party; technologies and methods; training methods and training processes; organizational structure; personnel information, including salaries of personnel; labor or employee relations or agreements; payment amounts or rates paid to consultants or other service providers; and other such confidential or proprietary information. Information need not qualify as a trade secret to be protected as Confidential Information under this Agreement, and the authorized and controlled disclosure of Confidential Information to authorized parties by Company in the pursuit of its business will not cause the information to lose its protected status under this Agreement. Employee acknowledges and stipulates that this Confidential Information constitutes a valuable, special, and unique asset used by the Company in its businesses to obtain a competitive advantage over its competitors. Employee further acknowledges that protection of such Confidential Information against unauthorized disclosure and use is of critical importance
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to the Company in maintaining its competitive position and economic investment, as well as work for its employees.
(d)    Unfair Competition Restrictions. Employee agrees that for a period of twenty-four (24) months following the date of his or her termination (“Restricted Term”), he or she will not, directly or indirectly, for himself or for others, anywhere in those areas where the Company currently (including the City of New Orleans and its surrounding parishes, and in those cities or parishes listed in Attachment “A-1” attached hereto) (the “Restricted Area”) conducts or is seeking to conduct business of the same nature as the Company, including the Related Entities, do any of the following, unless expressly authorized by the Chief Executive Officer of the Company: Engage in, or assist any person, entity, or business engaged in, the selling or providing of products or services that would displace the products or services that (i) the Company is currently in the business of providing and was in the business of providing, or is planning to be in the business of providing, at the time of the execution of this Agreement, or (ii) that Employee had involvement in, access to, or received Confidential Information about in the course of employment. The foregoing is expressly understood to include, without limitation, the business of the manufacturing, selling and/or providing products or services of the same type offered and/or sold by the Company.
4.    Prohibition on Circumvention. It is further agreed that during the Restricted Term, Employee cannot circumvent these covenants by alternative means or engage in any of the enumerated prohibited activities in the Restricted Area by means of telephone, telecommunications, satellite communications, correspondence, or other contact from outside the Restricted Area. Employee further understands that the foregoing restrictions may limit his or her ability to engage in certain businesses during the Restricted Term, but acknowledge that these restrictions are necessary to protect the Confidential Information and business interests of the Company.
5.    Proviso. It is agreed that these covenants do not prevent Employee from using and offering the general management or other skills that he or she possessed prior to receiving access to Confidential Information and knowledge from the Company. This Agreement creates an advance approval process, and nothing herein is intended, or will be construed as, a general restriction against Employee’s pursuit of lawful employment in violation of any controlling state or federal laws. Employee is permitted to engage in activities that would otherwise be prohibited by this covenant if such activities are determined in the sole discretion of the Chief Executive Officer of the Company, and authorized in writing, to be of no material threat to the legitimate business interests of the Company.
6.    Non-Solicitation of Customers. For a period of twenty-four (24) months following Employee’s termination of employment, Employee agrees not to call on, service, or solicit competing business from customers of the Company, in the Restricted Area, whom he or she, within the previous twenty-four (24) months, (i) had or made contact with, or (ii) induce or encourage any such customer or other source of ongoing business to stop doing business with the Company. This provision does not prohibit Employee from managing or providing other services or products that are not a product or services currently offered by the Company.
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7.    Non-Solicitation of Employees. For a period of twenty-four (24) months following the date of Employee’s termination of employment, Employee will not, either directly or indirectly, call on, solicit, encourage, or induce any other employee or officer of the Company, whom he or she had contact with, knowledge of, or association within the course of employment with the Company to discontinue his or her employment, and will not assist any other person or entity in such a solicitation.
8.    Non-Disparagement. Employee covenants and agrees he or she will not engage in any pattern of conduct that involves the making or publishing of written or oral statements or remarks (including, without limitation, the repetition or distribution of derogatory rumors, allegations, negative reports or comments) which are disparaging, deleterious or damaging to the integrity, reputation or good will of the Company or its respective management or products and services.
9.    Separability of Covenants. The covenants contained in Section 3 herein constitute a series of separate but ancillary covenants, one for each applicable parish in the State of Louisiana set forth in this Agreement or Attachment “A-1” hereto. If in any judicial proceeding, a court shall hold that any of the covenants set forth in Section 3 exceed the time, geographic, or occupational limitations permitted by applicable law, Employee and the Company agree that such provisions shall and are hereby reformed to the maximum time, geographic, or occupational limitations permitted by such laws, Further, in the event a court shall hold unenforceable any of the separate covenants deemed included herein, then such unenforceable covenant or covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceeding. Employee and the Company further agree that the covenants in Section 3 shall each be construed as a separate agreement independent of any other provisions of this Agreement, and the existence of any claim or cause of action by Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of the covenants of Section 3.
10.    Consideration. Employee acknowledges and agrees that no other consideration for Employee’s covenants in this Agreement has or will be paid or furnished to him or her by the Company or the Related Entities.
11.    Return of Items. Upon termination and/or retirement, Employee will return any computer related hardware or software, cell phone, keys, or other data or company property in his or her possession or control, including all customer list(s), pricing documents, etc., to the Company.
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12.    Meaning of Certain Terms. All non-capitalized terms in Sections 3 and 4 are intended to and shall have the same meanings that those terms (to the extent they appear therein) have in La. R. S. 23:921.C. Subject to and only to the extent not consistent with the foregoing sentence, the parties understand the following phrases to have the following meanings:
(a)    The phrase “carrying on or engaging in a business similar to the business of the Company” includes engaging, as principal, executive, employee, agent, trustee, advisor, consultant or through the agency of any corporation, partnership, association or agent or agency, in any business which conducts business in competition with the Company (including its Related Entities) or being the owner of more than 1% of the outstanding capital stock of any corporation, or an officer, director, or employee of any corporation or other entity, (other than the Company or a corporation or other entity, affiliated with the Company) or a member or employee or any partnership, or an owner or employee of any other business, which conducts a business or provides a service in the Restricted Area in competition with the Company or any affiliated corporation or other entity. Moreover, the term also includes (i) directly or indirectly inducing any current customers of the Company, or any affiliated corporation or other entity, to patronize any product or service business in competition with the Company or any affiliated corporation or other entity, (ii) canvassing, soliciting, or accepting any product or service business of the type conducted by the Company or any affiliated corporation or other entity (iii) directly or indirectly requesting or advising any current customers of the Company or any affiliated corporation or other entity, to withdraw, curtail or cancel such customer’s business with the Company or any affiliated corporation or other entity; or (iv) directly or indirectly disclosing to any other person, firm, corporation or entity, the names or addresses of any of the current customers of the Company or any affiliated corporation or other entity or the rates or other terms on which the Company provides services to its customers. In addition, the term includes directly or indirectly, through any person, firm, association, corporation or other entity with which Employee is now or may hereafter become associated, causing or inducing any present employee of the Company or any affiliated corporation or other entity to leave the employ of the Company or any affiliated corporation or other entity to accept employment with Employee or with such person, firm, association, corporation, or other entity.
(b)    The phrase “a business similar to the business of the Company” means mat sales and rentals (site construction), and drilling and completion fluids and related businesses.
(c)    The phrase “carries on a like business” includes, without limitation, actions taken by or through a wholly-owned subsidiary or other affiliated corporation or entity.
(d)    All references to the Company shall also be deemed to refer to and include the Related Entities.
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13.    Reasonable Restrictions. Employee represents to the Company that the enforcement of the restrictions contained in this Agreement would not be unduly burdensome to Employee and acknowledges that Employee is willing and able, subject to the Restricted Area as defined herein, to compete in other geographical areas not prohibited by this Agreement. The parties to this Agreement hereby agree that the covenants contained in this Agreement are reasonable.
14.    Entire Agreement. Except with respect to certain matters included in a separate Agreement being entered into between Employee and the Company on the date of this Agreement (“Appendix B and B-1”), this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes and is in full substitution for any and all prior agreements and understandings whether written or oral between said parties relating to the subject matter of this Agreement.
15.    Amendment. This Agreement may not be amended or modified in any respect except by an agreement in writing executed by the parties in the same manner as this Agreement except as provided in Section 18 of this Agreement.
16.    Assignment. This Agreement (including, without limitation, Employee’s obligations under Sections 3 and 4) may not be assigned by the Company without the consent of Employee in connection with the sale, transfer or other assignment of all or substantially all of the capital stock or assets of, or the merger of, the Company, provided that the party acquiring such capital stock or assets or into which the company merges assumes in writing the obligations of the Company hereunder and provided further that no such assignment shall release the Company from its obligations hereunder. This Agreement (including, without limitation, Employee’s obligations under Sections 3 and 4) may not be assigned or encumbered in any way by Employee without the written consent of the Company.
17.    Successors. This Agreement (including, without limitation, Employee’s obligations under Sections 3 and 4) shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns.
18.    Unenforceable Provisions. If, and to the extent that, any section, paragraph, part, term and/or provision of this Agreement would otherwise be found null, void, or unenforceable under applicable law by any court of competent jurisdiction, that section, paragraph, part, term and/or provision shall automatically not constitute part of this Agreement. Each section, paragraph, part, term and/or provision of this Agreement is intended to be and is severable from the remainder of this Agreement. If, for any reason, any section, paragraph, part, term and/or provision herein is determined not to constitute part of this Agreement or to be null, void, or unenforceable under applicable law by any court of competent jurisdiction, the operation of the other sections, paragraphs, parts, terms and/or provisions of this Agreement as may remain otherwise intelligible shall not be impaired or otherwise affected and shall continue to have full force and effect and bind the parties hereto.
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19.    Remedies.
(a)    Employee agrees that a breach or violation of Section 3 or 4 of this Agreement by Employee shall entitle the Company as a matter of right, to an injunction, without necessity of posting bond, issued by any court of competent jurisdiction, restraining any further or continued breach or violation of such provisions. Such right to an injunction shall be cumulative and in addition, and not in lieu of, any other remedies to which the Company may show themselves justly entitled, including, but not limited to, specific performance and damages. The parties specifically agree that the remedy of damages alone is inadequate.
(b)    In the event that Employee knowingly and intentionally fails in any material respect to perform any of his or her material obligations under this Agreement, the Company may elect (i) to obtain an injunction and/or (ii) to exercise any and all other remedies available by law.
(c)    Notwithstanding the foregoing Subsection (b), Employee will have no liability or responsibility for: (i) inadvertent disclosure or use of the Information if (x) he or she uses the same degree of care in safeguarding the Information that the Company uses to safeguard information of like importance and (y) upon discovery of such inadvertent disclosure or use of such material, Employee immediately uses his or her best efforts, including the commencement of litigation, if necessary, to prevent any use thereof by the person or persons to whom it has been disclosed and to prevent any further incidental disclosure thereof; and (ii) , disclosure of Information (x) that is required by law, (y) that is made pursuant to a proper subpoena from a court or administrative agency of competent jurisdiction from a court or administrative agency of competent jurisdiction or (z) that is made upon written demand of an official involved in regulating Employee if before disclosure is made, Employee immediately notifies the Company of the requested disclosure by the most immediate means of communication available and confirms in writing such notification within one business day thereafter.
20.    Notice. All notices, consents, requests, approvals or other communications in connection with this Agreement and all legal process in regard hereto shall be in writing and shall be deemed validly delivered, if delivered personally or sent by certified mail, postage prepaid. Unless changed by written notice pursuant hereto, the address of each party for the purposes hereof is as follows:
        If to Employee:            If to the Company:
[Name]                9320 Lakeside Boulevard , Suite 100
[Address]                The Woodlands, Texas 77381
[Address]                Attn: Chief Executive Officer
Notice given by mail as set out above shall be deemed delivered only when actually received.
21.    Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
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22.    Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Louisiana without regard to conflicts of law principles.
IN WITNESS WHEREOF, the parties have duly executed this Louisiana Unfair Competition, Confidentiality and Non-competition Agreement effective as of the date of the Participation Agreement.

Signed:                        Signed:
    Name                            [Name]
    Employee                        [Title]
                                Newpark Resources, Inc.

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ATTACHMENT A-1 (Restricted Areas)
States and areas in which Newpark Resources, Inc. currently does business:
1.    Alabama            26.    Montana
2.    Alaska                27.    Nebraska
3.    Arizona            28.    Nevada
4.    Arkansas            29.    New Hampshire
5.    California            30.    New Jersey
6.    Colorado            31.    New Mexico
7.    Connecticut            32.    New York
8.    Delaware            33.    North Carolina
9.    Florida                34.    North Dakota
10.    Georgia            35.    Ohio
11.    Hawaii                36.    Oklahoma
12.    Idaho                37.    Oregon
13.    Illinois                38.    Pennsylvania
14.    Indiana                39.    Rhode Island
15.    Iowa                40.    South Carolina
16.    Kansas                41.    South Dakota
17.    Kentucky            42.    Tennessee
18.    Louisiana            43.    Texas
19.    Maine                44.    Utah
20.    Maryland            45.    Vermont
21.    Massachusetts            46.    Virginia
22.    Michigan            47.    Washington
23.    Minnesota            48.    West Virginia
24.    Mississippi            49.    Wisconsin
25.    Missouri            50.    Wyoming
Other areas:
1.    The Gulf of Mexico, or what is commonly the “Gulf Coast”
    2.    Western Canada

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Louisiana Parishes in which Newpark Resources, Inc currently does business:
1.    Acadia                17.    Lafayette
2.    Allen                18.    Lafourche
3.    Assumption            19.    Livingston
4.    Avoyelles            20.    Plaquemine
5.    Beauregard            21.    Pointe Coupee
6.    Bossier                22.    Rapides
7.    Calcasieu            23.    Richland
8.    Cameron            24.    St. Charles
9.    East Ascension        25.    St. James
10.    East Baton Rouge        26.    St. Landry
11.    Evangeline            27.    St. Martin
12.    Grant                28.    St. Mary
13.    Iberia                29.    St. Tammany
14.    Iberville            30.    Terrebonne
15.    Jeff Davis            31.    Vermilion
16.    Jefferson            32.    Washington
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APPENDIX B
TEXAS AND NON-LOUISIANA UNFAIR COMPETITION, CONFIDENTIALITY AND
NON-COMPETITION AGREEMENT
THIS UNFAIR COMPETITION, CONFIDENTIALITY AND NONCOMPETITION AGREEMENT (this “Ancillary Agreement”) effective as of the date of the Participation Agreement is made by the undersigned (“Employee”) and Newpark Resources, Inc. (the “Company”).
RECITALS:
WHEREAS, Employee has been designated as a participant in the Newpark Resources, Inc. Severance Plan (the “Plan”); and
NOW, THEREFORE, in consideration of Employee’s participation in the Plan and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee and the Company hereby covenant and agree as follows:
1.    Definitions. Each capitalized term not defined herein shall have the meaning assigned to that term in the Plan.
2.    Confidentiality. Employee acknowledges that in the course of his or her relationship with the Company and its related entities Newpark Drilling Fluids, Newpark Mats and Integrated Services, Newpark Canada, and other affiliates (the “Related Entities” or referred to collectively with Newpark Resources as the “Company”) he or she will in the future receive certain trade secrets, programs, lists of customers and other confidential or proprietary information and knowledge concerning the business of the Company and its Related Entities (hereinafter collective referred to as “Confidential Information”) which the Company desires to protect. Employee understands that the information is confidential and he or she agrees not to reveal the Confidential Information to anyone outside the Company so long as the confidential or secret nature of the Confidential Information shall continue, other than such disclosure as authorized by the Company or is made to a person transacting business with the Company who has reasonable need for such Confidential Information. Employee further agrees that he or she will at no time use the Confidential Information for or on behalf of any person other than the Company for any purpose. Employee further agrees to comply with the confidentiality and other provisions set forth in this Agreement, the terms of which are supplemental to any statutory or fiduciary or other obligations relating to these matters. On the termination of employment, Employee shall surrender to the Company all papers, documents, writings and other property produced by him or her or coming into his or her possession by or through his or her relationship with the Company or relating to the Confidential Information and Employee agrees that all such materials will at all times remain the property of the Company.
3.    Specific Covenants.
(a)    This Agreement. The terms of this Agreement constitute Confidential Information, which Employee shall not disclose to anyone other than his or her spouse, attorney, accountant, or as may be required by the Company or by law.
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(b)    Company Property. All written materials, customer or other lists or data bases, records, data, and other documents prepared or possessed by Employee during Employee’s employment with the Company are the Company’s property. All information, ideas, concepts, improvements, discoveries, and inventions that are conceived, made, developed, or acquired by Employee individually or in conjunction with others during Employee’s employment (whether during business hours and whether on the Company’s premises or otherwise) which relate to the Company’s business, products, or services are the Company’s sole and exclusive property. All memoranda, notes, records, files, correspondence, drawings, manuals, models, specifications, computer programs, maps, and all other documents, data, or materials of any type embodying such information, ideas, concepts, recipes, inventory, prices, improvements, discoveries, and inventions are the Company’s property. At the termination of Employee’s employment with the Company for any reason, Employee shall return all of the Company’s documents, data, or other Company Property to the Company. Included in the above are all such data that Employee had access to, over, or possessed. The Company desires by this Agreement to protect its economic investment in its current and future operations and business.
(c)    Confidential Information; Non-Disclosure. Employee acknowledges and stipulates that the business of the Company is highly competitive, cost and price sensitive, and that he or she in connection with his or her work and job have had access to Confidential Information relating to the Company Resource’s businesses and their methods and operations. For purposes of this Agreement, “Confidential Information” means and includes the Company’s confidential and/or proprietary information and/or trade secrets that have been developed or used and/or will be developed and that cannot be obtained readily by third parties from outside sources. Confidential Information includes, by way of example and without limitation, the following information regarding customers, employees, contractors, its operations and its markets and the industry not generally known to the public; strategies, methods, books, records, and documents; recipes, technical information concerning products, equipment, services, and processes; procurement procedures and pricing techniques; the names of and other information concerning customers and those being solicited to be customers, investors, and business relations (such as contact name, service provided, pricing for that customer, type and amount of product used, credit and financial data, and/or other information relating to the Company’s relationship with that customer); pricing strategies and price curves; positions, plans, and strategies for expansion or acquisitions; budgets; customer lists; research; financial and sales data; raw materials purchasing or trading methodologies and terms; evaluations, opinions, and interpretations of information and data; marketing and merchandising techniques; prospective customers’ names and locations; grids and maps; electronic databases; models; specifications; computer programs; internal business records; contracts benefiting or obligating the Company; bids or proposals submitted to any third party; technologies and methods; training methods and training processes; organizational structure; personnel information, including salaries of personnel; labor or employee relations or agreements; payment amounts or rates paid to consultants or other service providers; and other such confidential or proprietary information. Information need not qualify as a trade secret to be protected as Confidential Information under this Agreement, and the authorized and controlled disclosure of Confidential Information to authorized parties by Company in the pursuit of its business will not cause the information to lose its protected status under this Agreement. Employee acknowledges and stipulates that this Confidential Information constitutes a valuable, special, and unique asset used by the Company in its businesses to obtain a competitive advantage over its competitors. Employee further acknowledges that protection of such Confidential Information against unauthorized disclosure and use is of critical importance
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to the Company in maintaining its competitive position and economic investment, as well as work for its employees.
(d)    Unfair Competition Restrictions. Employee agrees that for a period of twenty-four (24) months following the date of his or her termination or such lesser period of time as is the maximum amount permitted by law (“Restricted Term”), he or she will not, directly or indirectly, for himself or for others, anywhere in those areas where the Company currently (including the City of Houston and its surrounding counties, and in those cities or counties or states listed in Attachment “B-1” attached hereto) (the “Restricted Area”) conducts or is seeking to conduct business of the same nature as Newpark Resources and its Related Entities, do any of the following, unless expressly authorized by the Chief Executive Officer of the Company: Engage in, or assist any person, entity, or business engaged in, the selling or providing of products or services that would displace the products or services that (i) the Company is currently in the business of providing and was in the business of providing, or is planning to be in the business of providing, at the time of the execution of this Agreement, or (ii) that Employee had involvement in, access to, or received Confidential Information about in the course of employment. The foregoing is expressly understood to include, without limitation, the business of the manufacturing, selling and/or providing products or services of the same type offered and/or sold by the Company.
4.    Prohibition on Circumvention. It is further agreed that during the Restricted Term, Employee cannot circumvent these covenants by alternative means or engage in any of the enumerated prohibited activities in the Restricted Area by means of telephone, telecommunications, satellite communications, correspondence, or other contact from outside the Restricted Area. Employee further understands that the foregoing restrictions may limit his or her ability to engage in certain businesses during the Restricted Term, but acknowledge that these restrictions are necessary to protect the Confidential Information and business interests of the Company.
5.    Proviso. It is agreed that these covenants do not prevent Employee from using and offering the general management or other skills that he or she possessed prior to receiving access to Confidential Information and knowledge from the Company. This Agreement creates an advance approval process, and nothing herein is intended, or will be construed as, a general restriction against Employee’s pursuit of lawful employment in violation of any controlling state or federal laws. Employee is permitted to engage in activities that would otherwise be prohibited by this covenant if such activities are determined in the sole discretion of the Board of the Company, and authorized in writing, to be of no material threat to the legitimate business interests of the Company.
6.    Non-Solicitation of Customers. For a period of twenty-four (24) months following Employee’s termination of employment, Employee agrees not to call on, service, or solicit competing business from customers of the Company, in the Restricted Area, whom he or she, within the previous twenty-four (24) months, (i) had or made contact with, or (ii) induce or encourage any such customer or other source of ongoing business to stop doing business with the Company.
This provision does not prohibit Employee from managing or providing other services or products that are not a product or services currently offered by the Company.
Active 104245568.2    B-3

7.    Non-Solicitation of Employees. For a period of twenty-four (24) months following the date of Employee’s termination of employment, Employee will not, either directly or indirectly, call on, solicit, encourage, or induce any other employee or officer of the Company, whom he or she had contact with, knowledge of, or association within the course of employment with the Company to discontinue his or her employment, and will not assist any other person or entity in such a solicitation.
8.    Non-Disparagement. Employee covenants and agrees he or she will not engage in any pattern of conduct that involves the making or publishing of written or oral statements or remarks (including, without limitation, the repetition or distribution of derogatory rumors, allegations, negative reports or comments) which are disparaging, deleterious or damaging to the integrity, reputation or good will of the Company or its respective management or products and services.
9.    Separability of Covenants. The covenants contained in Section 3 herein constitute a series of separate but ancillary covenants, one for each applicable county in the State of Texas and/or each area of operation in each state, county, and area as set forth in this Agreement or Attachment “B-1” hereto. If in any judicial proceeding, a court shall hold that any of the covenants set forth in Section 3 exceed the time, geographic, or occupational limitations permitted by applicable law, Employee and the Company agree that such provisions shall and are hereby reformed to the maximum time, geographic, or occupational limitations permitted by such laws. Further, in the event a court shall hold unenforceable any of the separate covenants deemed included herein, then such unenforceable covenant or covenants shall be deemed eliminated from the provisions of this Agreement for the purpose of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceeding. Employee and the Company further agree that the covenants in Section 3 shall each be construed as a separate agreement independent of any other provisions of this Agreement, and the existence of any claim or cause of action by Employee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of any of the covenants of Section 3.
10.    Consideration. Employee acknowledges and agrees that no other consideration for Employee’s covenants in this Agreement has or will be paid or furnished to him or her by the Company or the Related Entities.
11.    Return of Items. Upon termination and/or retirement, Employee will return any computer related hardware or software, cell phone, keys, or other data or company property in his or her possession or control, including all customer list(s), pricing documents, etc., to the Company.
Active 104245568.2    B-4

12.    Meaning of Certain Terms. The parties understand the following phrases to have the following meanings:
(a)    The phrase “carrying on or engaging in a business similar to the business of the Company” includes engaging, as principal, executive, employee, agent, trustee, advisor, consultant or through the agency of any corporation, partnership, association or agent or agency, in any business which conducts business in competition with the Company (including its Related Entities) or being the owner of more than 1% of the outstanding capital stock of any corporation, or an officer, director, or employee of any corporation or other entity, (other than the Company or a corporation or other entity, affiliated with the Company) or a member or employee or any partnership, or an owner or employee of any other business, which conducts a business or provides a service in the Restricted Area in competition with the Company or any affiliated corporation or other entity. Moreover, the term also includes (i) directly or indirectly inducing any current customers of the Company, or any affiliated corporation or other entity, to patronize any product or service business in competition with the Company or any affiliated corporation or other entity, (ii) canvassing, soliciting, or accepting any product or service business of the type conducted by the Company or any affiliated corporation or other entity (iii) directly or indirectly requesting or advising any current customers of the Company or any affiliated corporation or other entity, to withdraw, curtail or cancel such customer’s business with the Company or any affiliated corporation or other entity; or (iv) directly or indirectly disclosing to any other person, firm, corporation or entity, the names or addresses of any of the current customers of the Company or any affiliated corporation or other entity or the rates or other terms on which the Company provides services to its customers. In addition, the term includes directly or indirectly, through any person, firm, association, corporation or other entity with which Employee is now or may hereafter become associated, causing or inducing any present employee of the Company or any affiliated corporation or other entity to leave the employ of the Company or any affiliated corporation or other entity to accept employment with Employee or with such person, firm, association, corporation, or other entity.
(b)    The phrase “a business similar to the business of the Company” means mat sales and rentals (site construction), and drilling and completion fluids and related businesses.
(c)    The phrase “carries on a like business” includes, without limitation, actions taken by or through a wholly-owned subsidiary or other affiliated corporation or entity.
(d)    All references to the Company shall also be deemed to refer to and include the Related Entities.
13.    Reasonable Restrictions. Employee represents to the Company that the enforcement of the restrictions contained in this Agreement would not be unduly burdensome to Employee and acknowledges that Employee is willing and able, subject to the Restricted Area as defined herein, to compete in other geographical areas not prohibited by this Agreement. The parties to this Agreement hereby agree that the covenants contained in this Agreement are reasonable.
Active 104245568.2    B-5

14.    Entire Agreement. Except with respect to certain matters included in a separate Agreement being entered into between Employee and the Company on the date of this Agreement (“Appendix A and A-1”), this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement and supersedes and is in full substitution for any and all prior agreements and understandings whether written or oral between said parties relating to the subject matter of this Agreement.
15.    Amendment. This Agreement may not be amended or modified in any respect except by an agreement in writing executed by the parties in the same manner as this Agreement except as provided in Section 18 of this Agreement.
16.    Assignment. This Agreement (including, without limitation, Employee’s obligations under Sections 3 and 4) may not be assigned by the Company without the consent of Employee in connection with the sale, transfer or other assignment of all or substantially all of the capital stock or assets of, or the merger of, the Company provided that the party acquiring such capital stock or assets or into which the company merges assumes in writing the obligations of the Company hereunder and provided further that no such assignment shall release the Company from its obligations hereunder. This Agreement (including, without limitation, Employee’s obligations under Sections 3 and 4) may not be assigned or encumbered in any way by Employee without the written consent of the Company.
17.    Successors. This Agreement (including, without limitation, Employee’s obligations under Sections 3 and 4) shall be binding upon and shall inure to the benefit of and be enforceable by each of the parties and their respective successors and assigns.
18.    Unenforceable Provisions. If, and to the extent that, any section, paragraph, part, term and/or provision of this Agreement would otherwise be found null, void, or unenforceable under applicable law by any court of competent jurisdiction, that section, paragraph, part, term and/or provision shall automatically not constitute part of this Agreement. Each section, paragraph, part, term and/or provision of this Agreement is intended to be and is severable from the remainder of this Agreement. If, for any reason, any section, paragraph, part, term and/or provision herein is determined not to constitute part of this Agreement or to be null, void, or unenforceable under applicable law by any court of competent jurisdiction, the operation of the other sections, paragraphs, parts, terms and/or provisions of this Agreement as may remain otherwise intelligible shall not be impaired or otherwise affected and shall continue to have full force and effect and bind the parties hereto.
19.    Remedies.
(a)    Employee agrees that a breach or violation of Section 3 or 4 of this Agreement by Employee shall entitle the Company as a matter of right, to an injunction, without necessity of posting bond, issued by any court of competent jurisdiction, restraining any further or continued breach or violation of such provisions. Such right to an injunction shall be cumulative and in addition, and not in lieu of, any other remedies to which the Company may show themselves justly entitled, including, but not limited to, specific performance and damages. The parties specifically agree that the remedy of damages alone is inadequate.
Active 104245568.2    B-6

(b)    In the event that Employee knowingly and intentionally fails in any material respect to perform any of his or her material obligations under this Agreement, the Company may elect (i) to obtain an injunction and/or (ii) to exercise any and all other remedies available by law.
Notwithstanding the foregoing Subsection (b), Employee will have no liability or responsibility for: (i) inadvertent disclosure or use of the Information if (x) he or she uses the same degree of care in safeguarding the Information that the Company uses to safeguard information of like importance and (y) upon discovery of such inadvertent disclosure or use of such material, Employee immediately uses his or her best efforts, including the commencement of litigation, if necessary, to prevent any use thereof by the person or persons to whom it has been disclosed and to prevent any further incidental disclosure thereof; and (ii) , disclosure of Information (x) that is required by law, (y) that is made pursuant to a proper subpoena from a court or administrative agency of competent jurisdiction from a court or administrative agency of competent jurisdiction or (z) that is made upon written demand of an official involved in regulating Employee if before disclosure is made, Employee immediately notifies the Company of the requested disclosure by the most immediate means of communication available and confirms in writing such notification within one business day thereafter.
20.    Notice. All notices, consents, requests, approvals or other communications in connection with this Agreement and all legal process in regard hereto shall be in writing and shall be deemed validly delivered, if delivered personally or sent by certified mail, postage prepaid. Unless changed by written notice pursuant hereto, the address of each party for the purposes hereof is as follows:
        If to Employee:            If to the Company:
        [Name]                9320 Lakeside Boulevard, Suite 100
        [Address]                The Woodlands, Texas 77381
        [Address]                Attn: Chief Executive Officer
Notice given by mail as set out above shall be deemed delivered only when actually received.
21.    Descriptive Headings. The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
22.    Governing Law. This Appendix B shall be governed by and construed and enforced in accordance with the laws of the State of Texas (other than the choice of law principles thereof).
Active 104245568.2    B-7

IN WITNESS WHEREOF, the parties have duly executed this Unfair Competition, Confidentiality and Non-competition Agreement effective as of the date of the Participation Agreement.
Signed:                        Signed:
[Name]                        [Name]
Employee                        [Title]
                                Newpark Resources, Inc

Active 104245568.2    B-8

ATTACHMENT B-1 (Restricted Areas)
Areas in which Newpark Resources, Inc. currently does business:
1.    Alabama            26.    Montana
2.    Alaska                27.    Nebraska
3.    Arizona            28.    Nevada
4.    Arkansas            29.    New Hampshire
5.    California            30.    New Jersey
6.    Colorado            31.    New Mexico
7.    Connecticut            32.    New York
8.    Delaware            33.    North Carolina
9.    Florida                34.    North Dakota
10.    Georgia            35.    Ohio
11.    Hawaii                36.    Oklahoma
12.    Idaho                37.    Oregon
13.    Illinois                38.    Pennsylvania
14.    Indiana                39.    Rhode Island
15.    Iowa                40.    South Carolina
16.    Kansas                41.    South Dakota
17.    Kentucky            42.    Tennessee
18.    Louisiana            43.    Texas
19.    Maine                44.    Utah
20.    Maryland            45.    Vermont
21.    Massachusetts            46.    Virginia
22.    Michigan            47.    Washington
23.    Minnesota            48.    West Virginia
24.    Mississippi            49.    Wisconsin
25.    Missouri            50.    Wyoming
Other states or areas in which Newpark Resources, Inc currently does business:
1.    Western Canada
2.    Gulf of Mexico (off the “Gulf Coast”)

Texas Counties in which Newpark Resources, Inc currently does business:

1.Andrews    21.    Ector    41.    Karnes    61.    Panola    81.    Upton
2.Aransas    22.    Fayette    42.    Kenedy    62.    Pecos    82.    Val Verdi
3.Austin    23.    Fort Bend    43.    Kleberg    63.    Polk    83.    Victoria
4.Bee    24.    Freestone    44.    Lavaca    64.    Reagan    84.    Waller
5.Bienville    25.    Gaines    45.    Leon    65.    Reeves    85.    Washington
6.Borden    26.    Galveston    46.    Liberty    66.    Robertson    86.    Webb
7.Brazoria    27.    Glasscock    47.    Limestone    67.    Roosevelt    87.    Wharton
8.Brazos    28.    Goliad    48.    Live Oak    68.    Rusk    88.    Winkler
9.Brooks    29.    Gregg    49.    Loving    69.    San Patricio    89.    Yoakum
10.Burleson    30.    Hardin    50.    Lubbock    70.    Schleicher    90.    Zapata
11.Calhoun    31.    Harris    51.    Marion    71.    Scurry
12.Cameron    32.    Harrison    52.    Matagorda    72.    Shelby
13.Chambers    33.    Hidalgo    53.    McMullen    73.    Snyder
14.Cochran    34.    Hockley    54.    Montgomery    74.    Starr
15.Colorado    35.    Houston    55.    Motley    75.    Sterling
16.Crane    36.    Howard    56.    Nacogdoches    76.    Terrell
17.Crockett    37.    Jackson    57.    Navarro    77.    Terry
Active 104245568.2    B-9

18.Culberson    38.    Jefferson    58.    Newton    78.    Titus
19.Dewitt    39.    Jim Hogg    59.    Nueces    79.    Tom Green
20.Duval    40.    Jim Wells    60.    Orange    80.    Upshur

Active 104245568.2    B-10